UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2007

PETROSOUTH ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-130673
(Commission File Number)

20-8756823
(IRS Employer Identification No.)

20333 State Highway 249, Suite 200 – 11, Houston, TX 77070-26133
(Address of principal executive offices and Zip Code)

(281) 378-1563
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Petrosouth Energy Corp. has acquired a 6% share interest in the Carbonera Exploration and Exploitation Contract. The “Carbonera Contract” encompasses a 64,000 acre concession located northeast of Bogota near the Venezuelan border in the Catatumbo Bay region of northern Colombia. The 6% interest was acquired for US $420,000 and other considerations from Omega Energy Colombia, which is in partnership with Petrosouth on several other exploration concessions in Colombia. The operator of the Carbonara Contract is Well Logging Ltda and the concession is currently producing a combination of gas and condensate. (Gas: 4.0 MMCF/ Day and Condensate: 60 BBL/Day).  Additional Wells are in the planning stage.

Item 9.01 Financial Statements and Exhibits

10.1	Carbonera Exploration and Exploitation Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROSOUTH ENERGY CORP.

By: /s/ Fred Zaziski
Fred Zaziski
Chief Executive Officer, President and Director

Date:  October 29, 2007